TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses

Effective immediately, the following replaces in its entirety the “Signature Guarantee” sub-section of each of the Prospectuses under the heading “Features and Policies”:

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. For certain requests, a notary may be accepted.

An original signature guarantee is typically required if any of the following is applicable:

•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

•	You would like a check made payable to anyone other than the shareholder(s) of record.

•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.

•	You would like a check mailed to an address other than the address of record.

•	You would like your redemption proceeds wired to a bank account other than a bank account of record.

•	You are adding or removing a shareholder from an account.

•	You are changing ownership of an account.

•	When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.

•	Transactions requiring supporting legal documentation.

The funds reserve the right to require an original signature guarantee or a notary under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee or notary may be refused if any of the following is applicable:

•	It does not appear valid or in good form.

•	The transaction amount exceeds the surety bond limit of the signature guarantee.

•	The guarantee stamp has been reported as stolen, missing or counterfeit.

Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee with prior approval from Transamerica. Contact Transamerica for additional details.

Note: For certain maintenance and non-financial requests, Transamerica Funds may require a Signature Validation Program Stamp for your protection. When an institution provides a Signature Validation Program Stamp, it assures Transamerica Funds that the signature and instructions are yours and that you have the authority to provide the instruction(s) contained within the request.

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Effective immediately, the following information replaces in its entirety the third paragraph under the heading “How to Contact the Funds - Selling Shares” of the Retail Prospectus, the Class I2 Prospectus and the Class R, Class R4 and Class I3 Prospectus:

Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee for all shareholders. Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee.

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Investors Should Retain this Supplement for Future Reference

October 16, 2017